OTHER LIABILITIES	12 Months Ended
Dec. 31, 2011
OTHER LIABILITIES.
OTHER LIABILITIES

NOTE 15       OTHER LIABILITIES

The following table summarizes the significant components of accounts payable and accrued expenses.

	December 31,	December 31,
	2011	2010
	(In thousands)
Below-market tenant leases, net (Note 4)	$634,802	$932,311
Accrued interest	196,536	143,856
Accounts payable and accrued expenses	164,139	264,578
Accrued real estate taxes	77,722	75,137
Accrued payroll and other employee liabilities	77,231	176,810
Construction payable	69,291	85,724
Deferred gains/income	65,174	60,808
Tenant and other deposits	19,336	19,109
Insurance reserve liability	17,796	17,381
Conditional asset retirement obligation liability	16,596	16,637
Above-market office lessee leases, net	13,571	—
Capital lease obligations	12,774	12,998
Uncertain tax position liability	6,847	8,356
Other	73,923	79,866
Total accounts payable and accrued expenses	$1,445,738	$1,893,571